                                                                   EXHIBIT 10(p)

================================================================================


                     AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 7, 1999


                                  by and among

                           SCIENTIFIC-ATLANTA, INC.,
                                                AS BORROWER

                    THE FINANCIAL INSTITUTIONS PARTY HERETO
                  AND THEIR ASSIGNEES UNDER SECTION 12.6.(D),
                                                AS LENDERS,

                              THE BANK OF NEW YORK
                                      AND
             ABN AMRO BANK N.V., ACTING THROUGH ITS ATLANTA AGENCY,
                                                AS CO-AGENTS,
                                      AND

                               NATIONSBANK, N.A.,
                                                AS ADMINISTRATIVE AGENT


================================================================================

                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement") dated as of May 7, 1999 by and among SCIENTIFIC-ATLANTA, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees pursuant to Section 12.6.(d), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents and NationsBank, N.A., formerly known as NationsBank of Georgia, National Association, as Administrative Agent (the "Agent").

     WHEREAS, pursuant to the terms of that certain Credit Agreement dated as of May 11, 1995 (as amended and in effect immediately prior to the date hereof, the "Existing Credit Agreement") by and among the Borrower, the Lenders party thereto, the Co-Agents and the Agent, the Lenders, among other things, made available to the Borrower a revolving credit facility in the amount of $300,000,000; and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend and restate the terms of the Existing Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree to amend and restate the terms of the Existing Credit Agreement as follows:

     Section 1.  Amendment and Restatement.    The Existing Credit Agreement is
                 -------------------------
hereby restated in its entirety, with the terms thereof being identical to the terms of the Existing Credit Agreement, except as amended below:

     (a) The Existing Credit Agreement is hereby amended by deleting the definitions of the terms "Applicable Facility Fee", "Applicable Margin", "Facility B Termination Date", "Lending Office", "NationsBank" and "Termination Date" from Section 1.1 thereof and substituting in place thereof the following definitions:

          "Applicable Facility Fee" means at the time of determination thereof,
           -----------------------
     the percentage rate set forth below for the Facility A Commitments or Facility B Commitments, as the case may be, corresponding to the Consolidated Funded Debt/EBITDA Ratio of the Borrower in effect at such time:

         Consolidated Funded                   Applicable Facility Fee         Applicable Facility Fee
          Debt/EBITDA Ratio                   for Facility A Commitments     for Facility B Commitments
-------------------------------------------------------------------------------------------------------
  Less than or equal to 1.00 to 1.00                     0.100%                         0.080%
-------------------------------------------------------------------------------------------------------
  Greater than 1.00 to 1.00 but less than
   or equal to 1.50 to 1.00                              0.150%                         0.100%
-------------------------------------------------------------------------------------------------------
  Greater than 1.50 to 1.00 but less than
   or equal to 2.25 to 1.00                              0.180%                         0.130%
-------------------------------------------------------------------------------------------------------
  Greater than 2.25 to 1.00                              0.225%                         0.175%
-------------------------------------------------------------------------------------------------------

     The Applicable Facility Fee shall be determined by the Agent on a quarterly basis commencing with the fiscal quarter ending on July 2, 1999 based on the Consolidated Funded Debt/EBITDA Ratio as set forth in the compliance certificate required to be delivered by the Borrower pursuant to Section
     8.3. Any adjustment to the Applicable Facility Fee shall be effective as of the date of determination thereof by the Agent. Notwithstanding the foregoing, prior to the date on which the Agent first determines the Applicable Facility Fee as set forth above, the Applicable Facility Fee with respect to the Facility A Commitments shall equal 0.100% and the Applicable Facility Fee with respect to the Facility B Commitments shall equal 0.080%. Thereafter, the Applicable Facility Fee shall be adjusted from time to time as set forth above.

          "Applicable Margin" means at the time of determination thereof, the
           -----------------
     percentage rate set forth below corresponding to the Consolidated Funded Debt/EBITDA Ratio in effect at such time:

            Consolidated Funded                 Applicable Margin for       Applicable Margin for
             Debt/EBITDA Ratio                     Facility A Loans            Facility B Loans
---------------------------------------------------------------------------------------------------
   Less than or equal to 1.00 to 1.00                   0.200%                      0.220%
---------------------------------------------------------------------------------------------------
   Greater than 1.00 to 1.00 but less than
    or equal to 1.50 to 1.00                            0.250%                      0.300%
---------------------------------------------------------------------------------------------------
   Greater than 1.50 to 1.00 but less than
    or equal to 2.25 to 1.00                            0.320%                      0.370%
---------------------------------------------------------------------------------------------------
   Greater than 2.25 to 1.00                            0.400%                      0.450%
---------------------------------------------------------------------------------------------------


     The Applicable Margin shall be determined by the Agent on a quarterly basis commencing with the fiscal quarter ending on July 2, 1999 based on the Consolidated Funded Debt/EBITDA Ratio as set forth in the compliance certificate required to be delivered by the Borrower pursuant to Section
     8.3. Any adjustment to the Applicable Margin shall be effective (a) as of the first day of any Interest Period beginning on or after the determination thereof for purposes of the calculation of interest under
     Section 2.4.(a)(ii) with respect to any LIBOR Loan and (b) as of the date of determination thereof for purposes of calculation of the letter of credit fee under Section 3.6.(b)(i). Notwithstanding the foregoing, prior to the date on which the Agent first determines the Applicable Margin as set forth above, the Applicable Margin for Facility A Loans shall equal 0.200% and the Applicable Margin for Facility B Loans shall equal 0.220%. Thereafter, the Applicable Margin shall be adjusted from time to time as set forth above.

          "Facility B Termination Date" means May 5, 2000, or such later date to
           ---------------------------
     which such date may be extended under Section 2.12.

          "Lending Office" means, for each Lender and for each Type of Loan, the
           --------------
     office of each Lender specified for such Lender on Annex I or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

          "NationsBank" means NationsBank, N.A., together with its successors
           -----------
     and assigns.

          "Termination Date" means May 11, 2004.
           ----------------

     (b) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the definition of the following term thereto in appropriate alphabetical order:

          "NMS" means NationsBanc Montgomery Securities LLC.
           ---

    (c) Section 6.1 of the Existing Credit Agreement is hereby amended by adding to the end of such section the following subsection (u):

          (u)  Year 2000 Compliance.
               --------------------

          (i) The Borrower has (x) initiated a review and assessment of all material areas within its U.S. Subsidiaries' and each other Loan Party's business and operations (including those affected by material suppliers and vendors) that could reasonably be expected to be adversely affected by the failure to become "Year 2000 Compliant" (meaning, that computer hardware
                        -------------------
     and software applications, imbedded microchips and other systems will be able to recognize and perform properly date-sensitive functions involving certain dates prior to and any date within two years after December 31,
     1999), and (y) developed plans and time lines for becoming Year 2000 Compliant for its operations and its U.S. Subsidiaries and each other Loan Party on a timely basis.

          (ii) The Borrower reasonably believes that the Borrower, its Subsidiaries and each other Loan Party will become Year 2000 Compliant on a timely basis, except to the extent that a failure to do so is not reasonably expected to have a Material Adverse Effect.

          (iii) None of the suppliers or vendors of the Borrower, its Subsidiaries or any other Loan Party whose failure to be or become Year 2000 Compliant on a timely basis could reasonably be expected to have a Material Adverse Effect, has indicated to the Borrower that such supplier or vendor will not be or will not become Year 2000 Compliant on a timely basis.

          For purposes of this Section 6.1(u), "U.S. Subsidiaries" shall mean any Subsidiary of the Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

     (d) Section 8.4 of the Existing Credit Agreement is hereby amended by replacing the "." at the end of subsection (g) with a ";" and adding to the end of such section the following subsection (h):

          (h) The determination by the Borrower that any computer application which is material to the operations of the Borrower, any Subsidiary or any other Loan Party, or the receipt of notice by the Borrower, any Subsidiary or any other Loan Party that any material vendors or suppliers to any of them, will not, on a timely basis, be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent such failure is not reasonably expected to have a Material Adverse Effect.

     (e) The Existing Credit Agreement is hereby amended by deleting the first sentence of Section 12.2. in its entirety and substituting in its place the following:

          "The Borrower will pay all present and future expenses of both the Agent and NMS in connection with the syndication, negotiation, preparation, execution, delivery and administration (including out-of-pocket costs and expenses incurred in connection with the assignment of Commitments pursuant to Section 12.6.(d)) of this Agreement, the Notes and each of the other Loan Documents, whenever the same shall be executed and delivered, including the reasonable fees and disbursements of each special and local counsel retained by the Agent or NMS."

     (f) Section 12.6 of the Existing Credit Agreement is hereby amended by deleting subsection (d) in its entirety and substituting in its place the following:

          (d) Any Lender may with the prior written consent of the Agent and unless a Default or an Event of Default has occurred and is continuing, the Borrower (which consent, in each case, shall not be unreasonably withheld) assign to one or more banks or other financial institutions (each an "Assignee") all or a portion of its Commitments and its other rights, obligations and rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrower or the Agent shall
     --------  -------
     be required in the case of any assignment to another Lender or any affiliate of such Lender or another Lender; (ii) any partial assignment shall be in an aggregate amount of Commitments at least equal to $25,000,000, except for partial assignments from any Lender to another Lender which may be in an aggregate amount of at least $5,000,000; (iii) any partial assignment must be of proportionate amounts of the transferor Lender's Facility A Commitment and Facility B Commitment; (iv) any Lender assigning all of its Commitments must also assign all of its Bid Rate Loans to the Assignee; (v) any assignment by a Lender of any of its Facility A Commitment and its Facility B Commitment must be to the same Assignee and
     (vi) each such assignment shall be effected by means of an Assignment and Acceptance Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement as of the effective date of the Assignment and Acceptance Agreement and shall have all the rights and obligations of a Lender with the Commitments as set forth in such Assignment and Acceptance Agreement, and the transferor Lender shall relinquish its rights and be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (d), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of taxes in accordance with Section 3.12. In connection with any such assignment (including any assignment by one Lender to another Lender, but excluding any assignment by the Agent in its capacity as a Lender), the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,000.

    (g) The Existing Credit Agreement is hereby amended by deleting Section 12.8 in its entirety and substituting in its place the following:

     Section 12.8.  Confidentiality.
                    ---------------

          Except as otherwise provided by Applicable Law, the Agent, each Co-Agent, each Participant and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure (subject to the terms of any nondisclosure agreement executed pursuant to the next sentence but except as may be required under Applicable Law): (a) to any other Lender, any of their respective affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section) or any officer, director, employee, agent, or advisor of any Lender or affiliate of any Lender; (b) as reasonably required by any bona fide
                                                                ---------
     transferee or participant in connection with the contemplated transfer of any Commitments or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d) to the Agent's, such Co-Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information and agree to maintain it in confidence);and (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent, the Co-Agents or the Lenders of rights hereunder or under any of the other Loan Documents. Prior to disclosure to the Agent, any Lender, or any of their officers, agents, legal counsel or accountants, by the Borrower or any of its Subsidiaries of any of the Borrower's or such Subsidiary's proprietary information, the Agent and each Lender agrees to execute and deliver, and to cause any such officer, agent, legal counsel or accountant to whom such proprietary information is to be disclosed to execute and deliver, a non-disclosure agreement substantially in the form of Exhibit L.

     (h) The Existing Credit Agreement is hereby amended by deleting Annex I thereto in its entirety and substituting in its place Annex I hereto.

     Section 2.  Acknowledgment of Lenders' Commitments; Adjustment of
                 -----------------------------------------------------
Outstandings.  The parties hereto agree that after giving effect to the
------------
transactions contemplated by this Amendment and Restatement, the amount of each Lender's respective Facility A Commitment and Facility B Commitment is as set forth on Annex I attached hereto. The Borrower and the Lenders agree that as of the date on which all of the conditions precedent contained in Section 4 are satisfied (the "Effective Date"), all Syndicated Loans outstanding under the Existing Credit Agreement (after giving effect to any principal repayments being made by the Borrower on the Effective Date) shall be allocated among the Lenders in accordance with their respective Commitment Percentages (determined in accordance with the aggregate amount of their respective Facility A Commitments and Facility B Commitments as set forth on Annex I attached hereto), and each Lender agrees to make such payments to the other Lenders and any Person who ceased to be a "Lender" under the Existing Credit Agreement upon the Effective Date in such amounts as are necessary to effect such allocation. All such payments shall be made to Agent for the account of the Person to be paid and shall be made on a net basis.

     Section 3.  Conditions Precedent.  The effectiveness of this Amendment and
                 --------------------
Restatement is subject to receipt by the Agent of each of the following; each in form and substance satisfactory to the Agent:

     (a) Counterparts of this Amendment and Restatement executed by each of parties hereto;

     (b) The closing fee referred to in Section 4 below;

     (c) Notes executed by the Borrower, payable to each Lender and complying with the terms of Section 2.10 (a) and (b) of the Existing Credit Agreement as amended and restated by this Amendment and Restatement;

     (d) The articles of incorporation of the Borrower certified as of a recent date by the Secretary of State of the State of Georgia;

     (e) A Certificate of Existence issued as of a recent date by the Secretary of State of the State of Georgia with respect to the Borrower;

     (f) A certificate of incumbency signed by the Secretary or Assistant Secretary of the Borrower with respect to each of the officers of the Borrower authorized to execute and deliver this Amendment and Restatement;

     (g) Certified copies (certified by the Secretary or Assistant Secretary of the Borrower) of the bylaws of the Borrower and of all corporate or other necessary action taken by the Borrower to authorize the execution, delivery and performance of this Amendment and Restatement; and

     (h) Such other documents, agreements and instruments as Agent may reasonably request.

     Section 4.  Closing Fee.  In consideration of the Lenders' amending of the
                 -----------
Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of the Lenders a closing fee equal to twelve one-hundredths of one percent (0.12%) of the aggregate amount of the Facility A Commitments.

     Section 5.  Representations.  The Borrower represents and warrants to the
                 ---------------
Agent and the Lenders that:

     (a) Authorization.  The Borrower has the right and power, and has taken all
         -------------
necessary action to authorize it, to execute and deliver this Amendment and Restatement and to perform its obligations under the Existing Credit Agreement as amended and restated by this Amendment and Restatement, in accordance with its terms. This Amendment and Restatement has been duly executed and delivered by a duly authorized officer of the Borrower and the Existing Credit Agreement as amended and restated by this Amendment and Restatement, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     (b) Compliance with Laws, etc.  The execution and delivery by the Borrower
         -------------------------
of this Amendment and Restatement and the performance by the Borrower of the Existing Credit Agreement as amended and restated by this Amendment and Restatement, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     (c) No Default.  No Default or Event of Default has occurred and is
         ----------
continuing as of the date hereof nor will exist immediately after giving effect to this Amendment and Restatement.

     Section 6.  Reaffirmation of Representations and Warranties.  The Borrower
                 -----------------------------------------------
hereby represents that the representations and warranties made or deemed made by the Borrower in the Loan Documents to which it is a party (except those set forth in clauses (f), (i), (j), (n) and (s) of Section 6.1 of the Existing Credit Agreement) are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Existing Credit Agreement as amended and restated by this Amendment and Restatement.

     Section 7.  Amendment of Certain Representations and Warranties.  No later
                 ---------------------------------------------------
than June 24, 1999, the Existing Credit Agreement as amended and restated by this Amendment and Restatement (the "Restated Credit Agreement") shall be amended by the Borrower and the Requisite Lenders (i) to amend the representations and warranties contained in clauses (f), (i), (j), (n) and (s) of Section 6.1 of the Restated Credit Agreement in a manner satisfactory to such parties; and (ii) pursuant to which, the Borrower shall make the representations and warranties contained in such clauses as amended. If such parties shall fail to enter into such amendment by June 24, 1999, the Requisite Lenders shall have the right to terminate the Commitments at any time after such date, such right being exercisable by giving written notice to the Borrower of such termination.

     Section 8.  Certain References.  Each reference to the "Credit Agreement"
                 ------------------
in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended and restated by this Amendment and Restatement.

     Section 9.  Benefits.  This Amendment and Restatement shall be binding
                 --------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10.  GOVERNING LAW.  THIS AMENDMENT AND RESTATEMENT SHALL BE
                  -------------
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 11.  Expenses.  The Borrower shall reimburse the Agent upon demand
                  --------
for all costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and Restatement and the other agreements and documents executed and delivered in connection herewith.

     Section 12.  Effect.  The amendment and restatement effected hereby shall
                  ------
be deemed to have prospective application only.

     Section 13.  Counterparts.  This Amendment and Restatement may be executed
                  ------------
in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 14.  Definitions.  All capitalized terms not otherwise defined
                  -----------
herein are used herein with the respective definitions given them in the Existing Credit Agreement.

     SECTION 15.  NO NOVATION.  THE PARTIES HERETO HAVE ENTERED INTO THIS
                  -----------
AGREEMENT AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH SOLELY TO AMEND AND RESTATE THE TERMS OF, AND THE OBLIGATIONS OWING UNDER AND IN CONNECTION WITH, THE

EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE DEEMED OR CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER, ITS SUBSIDIARIES OR ANY OTHER LOAN PARTY UNDER OR IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT.



                        [Signatures on Following Pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                                       SCIENTIFIC-ATLANTA, INC.


                                       By: /s/ Wallace G. Haislip
                                           -------------------------------------
                                           Name:  Wallace G. Haislip
                                                  ------------------------------
                                           Title: Senior Vice President Finance,
                                                  ------------------------------
                                                  CFO & Treasurer
                                                  ------------------------------

                                       NATIONSBANK, N.A., individually and as
                                         Administrative Agent


                                       By: /s/ Pamela S. Kurtzman
                                           -------------------------------------
                                           Name:  Pamela S. Kurtzman
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                       THE BANK OF NEW YORK, individually and
                                         as Co-Agent


                                       By: /s/ Robert Santoriello
                                           -------------------------------------
                                           Name:  Robert Santoriello
                                                  ------------------------------
                                           Title: Assistant Vice President
                                                  ------------------------------

                                       ABN AMRO BANK N.V., acting through its
                                         Atlanta Agency, individually and as
                                         Co-Agent


                                       By: /s/ Steven L. Hipsman
                                           -------------------------------------
                                           Name:  Steven L. Hipsman
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                       By: /s/ Steven B. Farley
                                           -------------------------------------
                                           Name:  Steven B. Farley
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------


                      [Signatures Continued on Next Page]

     [Signature Page to Amended and Restated Credit Agreement dated as of
                  May 7, 1999 with Scientific-Atlanta, Inc.]



                                       AUSTRALIA AND NEW ZEALAND
                                         BANKING GROUP LIMITED


                                       By: /s/ Peter N. Gray
                                           ----------------------------
                                           Name:  Peter N. Gray
                                                  ---------------------
                                           Title: Vice President
                                                  ---------------------

                                       WACHOVIA BANK, N.A.


                                       By: /s/ Karen H. McClain
                                           ----------------------------
                                           Name:  Karen H. McClain
                                                  ---------------------
                                           Title: Senior Vice President
                                                  ---------------------

                                       THE BANK OF TOKYO-MITSUBISHI
                                         LIMITED


                                       By: /s/ G. England
                                           ----------------------------
                                           Name:  G. England
                                                  ---------------------
                                           Title: VP and Manager
                                                  ---------------------

                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Mayla M. Thom
                                           ----------------------------
                                           Name:  Mayla M. Thom
                                                  ---------------------
                                           Title: Vice President
                                                  ---------------------

                                    ANNEX I
                                    -------

            LIST OF LENDERS, COMMITMENT AMOUNTS AND LENDING OFFICES
            -------------------------------------------------------


NationsBank, N.A.

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             ------------------------------------

901 Main Street, 64th Floor                $42,500,000
Dallas, Texas 75202
                                           Initial Facility B Commitment Amount:
                                           ------------------------------------

                                           $42,500,000

Wiring Instructions:

To:  NationsBank, N.A.
     Attention: Corporate Credit Support
     ABA #111000012
     Reference:  Scientific-Atlanta, Inc.
     Account: 1292000883


The Bank of New York

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             ------------------------------------

1 Wall Street                              $27,500,000
New York, New York 10286
Attention:  Ronald Reedy                   Initial Facility B Commitment Amount:
Telecopier: (212) 635-6434                 ------------------------------------
Telephone:  (212) 635-6724                 $27,500,000

Wiring Instructions:

To:  The Bank of New York
     1 Wall Street (22N)
     New York, New York 10286
     ABA #021000018
     Account No.: GLA 111-556
     Attention: Lorna O. Alleyne, AVP

ABN AMRO Bank N.V., acting through its
 Atlanta Agency

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             ------------------------------------

Suite 1200, One Ravinia Drive              $25,000,000
Atlanta, Georgia  30346
Attention:  Michael Garrett                Initial Facility B Commitment Amount:
Telecopier:  (770) 395-9188                ------------------------------------
Telephone:  (770)399-7375                  $25,000,000

Wiring Instructions:

To:  Federal Reserve Bank, NY, NY
     Favor of: ABN*AMRO Bank N.V.
     ABA #0260-09580
     Account:  650-001-1789-41
     Reference:  Scientific Atlanta


Australia and New Zealand Banking Group
 Limited

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             ------------------------------------

1177 Avenue of the Americas                $12,500,000
New York, New York 10036
Attention:  Orlando Diaz                   Initial Facility B Commitment Amount:
Telecopier:  (212) 801-9131                ------------------------------------
Telephone:  (212) 801-9740                 $12,500,000

Wiring Instructions:

To:  HSBC Financial Institutions
     For: Australia and New Zealand Banking
     Group Ltd.
     ABA #021-001-088
     Account:  000107484
     Attention:  Ms. Tessie Amante

Wachovia Bank, N.A.

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             ------------------------------------

191 Peachtree Street, 29th Floor           $17,500,000
Atlanta, Georgia 30303
Attention:  Karen H. McClain               Initial Facility B Commitment Amount:
Telecopier:  (404) 332-5016                ------------------------------------
Telephone:  (404) 332-6555                 $17,500,000

Wiring Instructions:

To:  Wachovia Bank, N.A.
     191 Peachtree Street
     Atlanta, Georgia  30303
     ABA #061-000-010
     Account:  18-171-498
     Attention (Interest & Fees on Loans): Adrienne Durham or Karen McClain Attention (Documentary Letter of Credit Fees): Marilyn Hare
     Attention:  (Standby Letter of Credit Fees):  Rhonda Sulier


The Bank of Tokyo-Mitsubishi Limited

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             -------------------------------------

133 Peachtree Street, NE, #4970            $12,500,000
Atlanta, Georgia  30303-1808
Attention:  Gary England                   Initial Facility B Commitment Amount:
Telecopier:  (404) 577-1155                ------------------------------------
Telephone:  (404) 222-4205                 $12,500,000

Wiring Instructions:

To:  Bank of Tokyo-Mitsubishi, Ltd. N.Y. Br.
     1251 Avenue of the Americas
     New York, New York 10020-1104
     ABA #0260-0963-2
     Account  97770191
     Attention: Loan Operations Dept.

First Union National Bank

Lending Office (all Types of Loans):       Initial Facility A Commitment Amount:
--------------                             -------------------------------------

999 Peachtree Street GA9084                $12,500,000
Atlanta, Georgia 30309
Attention:  Daniel Evans                   Initial Facility B Commitment Amount:
            Mail Code: GA9030              -------------------------------------
Telecopier:  (404) 827-7199
Telephone:  (404) 225-4037                 $12,500,000


Wiring Instructions:

To:  First Union National Bank
     214 N. Hogan Street, 9th Floor
     Jacksonville, Florida
     ABA #063000021
     Account: 1459162008
     Attention: Commercial Loans


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